    As Filed with the Securities and Exchange Commission on December 28, 2001

                           1933 Act File No. 333-7008
                           1940 Act File No. 811-8227
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       POST-EFFECTIVE AMENDMENT NO. 24 [X]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. 30 [X]

                         DEUTSCHE INVESTORS FUNDS, INC.
                     (formerly, Flag Investors Funds, Inc.)

               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596

                             Daniel O. Hirsch, Esq.
                      One South Street, Baltimore, MD 21202

                     (Name and address of agent for service)



                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


                  It is proposed that this filing will become effective:

                         immediately upon filing pursuant to paragraph (b)
                  ------
                     X   on January 1, 2002 pursuant to paragraph (b)
                  ------    ---------------
                         60 days after filing pursuant to paragraph (a)(i)
                  ------
                     X   on             pursuant to paragraph (a)(i)
                  ------    -----------
                          75 days after filing pursuant to paragraph (a)(ii)
                  ------
                         on           pursuant to paragraph (a)(ii) of Rule 485.
                  ------    ---------

                  If appropriate, check the following box:

                  ------ This post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment.

                                                      Deutsche Asset Management


                                       [Graphic]

                                    Worldmap Cover
                                            Mutual Fund
                                                                     Prospectus
                                                                January 1, 2002

                                                        Class A, B and C Shares
Global Biotechnology Fund

  [Like shares of all mutual funds, these securities have
  not been approved or disapproved by the Securities
  and Exchange Commission nor has the Securities and      [LOGO]
  Exchange Commission passed upon the accuracy or
  adequacy of this Prospectus. Any representation to the      A Member of the
  contrary is a criminal offense.]                        Deutsche Bank Group

Overview
--------------------------------------------------------------------------------
of the Global Biotechnology Fund

Goal: The Fund invests to maximize total return.
Core Strategy: The Fund invests primarily in equity securities of biotechnology companies of any size, located in the US and abroad.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to achieve its goal by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a 'buy and hold' investment strategy.
--------------------------------------------

Global Biotechnology Fund--Class A, B and C Shares
Overview of the Global Biotechnology Fund


 Goal......................................................................  3
 Core Strategy.............................................................  3
 Investment Policies and Strategies........................................  3
 Principal Risks of Investing in the Fund..................................  4
 Who Should Consider Investing in the Fund.................................  4
 Fund Performance..........................................................  5
 Fund Fees and Expenses....................................................  5

 A Detailed Look at the GlobalBiotechnology Fund

 Objective.................................................................  7
 Strategy..................................................................  7
 Principal Investments.....................................................  7
 Investment Process........................................................  7
 Other Investments.........................................................  8
 Risks.....................................................................  8
 Additional Performance Information-- Similar Fund.........................  9
 Management of the Fund.................................................... 10
 Organizational Structure.................................................. 11
 Administrator............................................................. 12
 Calculating the Fund's Share Price........................................ 12
 Dividends and Distributions............................................... 12
 Tax Considerations........................................................ 12
 How to Choose the Class That is Right for You............................. 13
 Buying and Selling Fund Shares............................................ 13
 Sales Charges............................................................. 15
 Financial Highlights...................................................... 19



--------------------------------------------------------------------------------

Overview of the Global Biotechnology Fund



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .  Stocks held by the Fund could perform poorly.

 . The stock market could perform poorly in one or more of the countries in which the Fund invests.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 . Regulatory or technological changes in the biotechnology industry may affect the Fund because it concentrates its investments in biotechnology companies. The Fund's value may fluctuate more than diversified investment portfolios.

 . Small and medium-sized company stock returns could trail stock market returns generally because of risks specific to small and medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

 . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

 . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

 . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

 . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

 . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

 . Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

WHO SHOULD CONSIDER INVESTING
IN THE FUND

You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the biotechnology industry located in the US and abroad. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares from the Fund directly through the Fund's Transfer Agent. The Fund also offers other classes with different fees, expenses and investment minimums.

The Fund itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the biotechnology sector in the US and abroad. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

                                      Overview of the Global Biotechnology Fund



FUND PERFORMANCE

The Fund does not have performance information for an entire calendar year. However, the Fund has an investment objective and policies that are substantially similar to those of a mutual fund organized in Germany and managed by the same portfolio managers who manage the Fund. See the section entitled 'Additional Performance Information--Similar Fund' for more information.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Biotechnology Fund.
---------------------------------------------
/1/ You will pay no sales charge on purchases of $1 million or more of Class A Shares, but you may pay a contingent deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges--Redemption Price.')
/2/ You will pay a contingent deferred sales charge if you redeem your shares within six years after your purchase. The amount of the charge declines over time and eventually reaches zero after six years. Seven years after your purchase, your Class B Shares will automatically convert to Class A Shares. (See the section entitled 'Sales Charges--Redemption Price.')
/3/ You will pay a contingent deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled 'Sales Charges--Redemption Price.')
/4/ Because the Fund has not operated for a full fiscal year, these expenses are based on estimated amounts for the current fiscal year.

/5/ Investment Company Capital Corp., in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or reimburse expenses of the Fund through December 31, 2002, to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Annual Fund Operating Expenses.'



Shareholder Fees
(fees paid directly from your investment)
                            Class A        Class B        Class C
                             Shares         Shares         Shares
                            Initial       Deferred       Deferred
                              Sales          Sales          Sales
                             Charge         Charge         Charge
                        Alternative    Alternative    Alternative
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as a
 percentage of offering
 price)                       5.50%/1/        None           None
---------------------------------------------------------------------
Maximum Deferred Sales
 Charge (Load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is lower)          1.00%/1/       5.00%/2/       1.00%/3/
---------------------------------------------------------------------
Maximum Sales Charge
 (Load) Imposed on
 Reinvested Dividends          None           None           None
---------------------------------------------------------------------
Redemption Fee                 None           None           None
---------------------------------------------------------------------
Exchange Fee                   None           None           None
---------------------------------------------------------------------



        Annual Fund Operating Expenses
        (expenses that are deducted from Fund assets)
                                        Class A     Class B     Class C
                                         Shares      Shares      Shares
                                        Initial    Deferred    Deferred
                                          Sales       Sales       Sales
                                         Charge      Charge      Charge
                                    Alternative Alternative Alternative
        Management Fees                   0.85%       0.85%       0.85%
        ----------------------------------------------------------------
        Distribution and/or Service
         (12b-1) Fees                     0.25%       0.75%       0.75%
        ----------------------------------------------------------------
        Other Expenses (including
         a 0.25% shareholder
         servicing fee for Class B
         and Class C Shares)/4/           5.29%       5.54%       5.54%
        ----------------------------------------------------------------
        Total Annual Fund
         Operating Expenses               6.39%       7.14%       7.14%
        ----------------------------------------------------------------
        Less: Fee Waivers and/or
         Expense
         Reimbursements/5/              (4.89)%     (4.89)%     (4.89)%
        ----------------------------------------------------------------
        Net Annual Fund
         Operating Expenses               1.50%       2.25%       2.25%
        ----------------------------------------------------------------




--------------------------------------------------------------------------------

Overview of the Global Biotechnology Fund


Expense Example. You may use this hypothetical example to help you compare the cost of investing in each class of the Fund with other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and/or expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs are indicated in the table to the right of this paragraph.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') If you hold your shares for a long time, the combination of any initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


Expense Example



             You would pay the following expenses if you redeemed your shares at the end of each period:

                                                 1 Year        3 Years
             Class A Shares                 $694          $1927
             ----------------------------------------------------------
             Class B Shares                 $728          $1959
             ----------------------------------------------------------
             Class C Shares                 $328          $1664
             ----------------------------------------------------------



             You would pay the following expenses if you did not redeem your shares:

                                                  1 Year        3 Years
             Class A Shares                 $694           $1927
             -----------------------------------------------------------
             Class B Shares                 $228           $1664
             -----------------------------------------------------------
             Class C Shares                 $228           $1664
             -----------------------------------------------------------



--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Global Biotechnology Fund


OBJECTIVE

The Fund invests to maximize total return. While the Fund's investment advisor and sub-advisor (the 'Advisors') give priority to seeking the Fund's objective, they cannot offer any assurance of achieving the objective.

STRATEGY

The Fund seeks to maximize total return by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the Fund's investments abroad will be in developed countries. The Fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

PRINCIPAL INVESTMENTS


Under normal market conditions, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in equity or equity-related securities of biotechnology companies. Equity or equity-related securities include common stocks, preferred stocks, American Depositary Receipts and Global Depositary Receipts.


The Fund may invest in companies of varying market capitalizations. The Fund generally expects that its holdings will include securities of 40-60 companies, but the Fund is not limited in the number of its holdings.

The Fund may also participate in the Initial Public Offering ('IPO') market.

INVESTMENT PROCESS

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The Fund's fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The Fund will also assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company's products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The Fund's due diligence includes reviewing publicly available scientific and clinical data underlying the company's products or services and interviewing physicians and scientific experts on such subjects.

The Fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the Fund may invest in a company even before its product has been approved by applicable regulators, such as the US Food and Drug Administration, or is available for sale.

Generally, the Fund pursues a 'buy and hold' investment strategy. However, the Fund will consider selling all or part of a security holding in circumstances the Advisors deem a sale is appropriate including:

 . the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

 . the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;

 . the company has experienced a fundamental shift in its core business processes and objectives; or

 .  the Fund's portfolio needs to be rebalanced.


--------------------------------------------------------------------------------

A Detailed Look at the Global Biotechnology Fund



OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as 'derivatives' to protect its assets or increase its exposure to an asset class. The Fund primarily uses futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where they believe derivatives offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash or money market instruments, as the Advisors deem appropriate. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt both to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including the stocks held by the Fund.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

Concentration Risk. The Fund concentrates its investments in biotechnology companies. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

---------------------------------------------
Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the overall performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

 . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

 . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

 . Liquidity Risk. Stocks that trade infrequently or in low volumes could be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the Fund's estimate of its value.

 . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

 . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.



--------------------------------------------------------------------------------

                               A Detailed Look at the Global Biotechnology Fund


Small and Medium-Sized Company Risk. To the extent the Fund invests in small and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on small and medium-sized companies since they lack a large company's financial resources. Finally, stocks of small and medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a small or medium-sized company's shares may be more difficult to sell.


Secondary Risks


Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

 . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

 . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

 . the risk that the derivatives transaction could expose the Fun d to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risk than stock investments.

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.



ADDITIONAL PERFORMANCE INFORMATION--SIMILAR FUND


The Fund does not have performance information for an entire calendar year. However, the Fund's investment objective and policies are substantially similar to those of DWS Biotech-Atkien Typ O ('DWS Biotech-Atkien Typ O' or the 'German fund'), a mutual fund organized in Germany and managed by the same portfolio managers who manage the Fund. In managing the Fund, the Sub-Advisor will employ substantially the same investment policies and strategies.


The performance data below lists the prior performance of DWS Biotech-Atkien Typ O, not the prior performance of the Fund. DWS Biotech-Atkien Typ O has substantially the same investment objective and policies of the Fund. This performance should not be considered an indication of future performance of the Fund. The data presented represents past performance results. Past performance does not guarantee future results.


--------------------------------------------------------------------------------

A Detailed Look at the Global Biotechnology Fund







Performance for Periods      1/1/01   1 Year 8/31/1999/3/
                            through    Ended     through
                            9/30/01 12/30/00    12/31/00
DWS Biotech-Atkien Typ O
 (USD) (unaudited)         (38.62)%   46.21%      74.17%
----------------------------------------------------------
MSCI World Index/1/        (12.12)% (13.18)%       0.35%
----------------------------------------------------------
MSCI Bio-Technology Select
 Index/2/                   (2.51)%   53.45%      72.90%
----------------------------------------------------------

 /1/ The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
 /2/ The MSCI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have an annual average daily trading volume of at least $10 million (USD). The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.
 /3/ Date of inception.

The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula, but excludes the impact of any sales charges. If sales charges were reflected, performance would have been lower.

The performance information shown for DWS Biotech-Atkien Typ O is net of advisory fees and other expenses (after fee waivers and/or expense reimbursements) of Class A Shares of the Global Biotechnology Fund. Additionally, the performance results reflect reinvestment of dividends and other earnings.

To the extent that the German fund is not a registered investment company under the laws of the United States, it is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. The German fund, however, is subject to certain limitations and requirements imposed by German law. Further, the German fund may hedge against currency risks applicable to German investors, while the Fund may hedge against currency risks applicable to US investors. Requiring the German fund to operate under the same circumstances applicable to the Fund may have affected the German fund's performance results.


MANAGEMENT OF THE FUND


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of its shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the investment advisor and DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor') is the sub-advisor to the Fund. (ICCC and DWS International collectively are referred to as the 'Advisors'.) The address for ICCC is One South Street, Baltimore, Maryland 21202. The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. These funds had approximately $11 billion of net assets as of September 30, 2001.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of DWS International. DWS International is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services, ICCC is entitled to receive an annualized advisory fee (based upon the Fund's average daily net assets) in accordance with the following schedule:


                                      Global
                               Biotechnology
                                        Fund
First $250 million                     0.85%
---------------------------------------------
Next $250 million                      0.80%
---------------------------------------------
Portion exceeding $500 million         0.75%
---------------------------------------------

This fee will be computed daily and paid monthly. ICCC compensates DWS International out of its advisory fee.

Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG.

DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Fund are also portfolio managers for DWS Investment.


--------------------------------------------------------------------------------

                               A Detailed Look at the Global Biotechnology Fund



Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as 'DWS Group', an Investment Group of Deutsche Bank.

DeAm Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard and Poor's ('S&P')/Micropal for the performance of its mutual fund's company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

DWS Group was also named by S&P/Micropal as the 'best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year period; 1999, one-, five- and 10-year periods, 1998, three- and five-year periods); France (2000, five-year period, 1999, one-, five- and 10-year periods, 1997, five-year period); and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the 'best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its 'best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its 'best international equity fund,' also for the second consecutive year.





Portfolio Managers



The following portfolio managers are responsible for the day-to-day management of the Fund:



Michael Sistenich, Head of Healthcare Equities, DWS International Portfolio Management GmbH and Lead Manager of the Fund.



 .  Joined the Sub-Advisor in 1997.



 .  Over 4 years investment industry experience.



 . BSc. in Biochemistry from Oxford University (UK), with research in areas of Cancer and Multi-drug resistance.



Klaus Kaldemorgen, Head of International Equities, DWS International Portfolio Management GmbH and Co-Manager of the Fund.



 .  Joined the Sub-Advisor in 1982.



 .  Over 18 years of investment industry experience.



 .  Graduate degree in Economics from Johannes Gutenberg University (Germany).



Chi-Tran Brandli, Fund Manager, DWS International Portfolio Management GmbH and Co-Manager of the Fund.



 .  Joined the Sub-Advisor in 2000.



 .  Prior to that, Financial Analyst, Parnassus Investment in San Francisco,
   1998.



 .  BA in Microbiology and Immunology, University of California-Berkeley.



 .  Masters Degree in Economics/Finance, University of St. Gallen (Switzerland).



 .  Research in Molecular Biology, University of California-San Francisco,
   Stanford University, and the Swiss Federal Institute of Technology.



Dr. Sebastian Virchow, Fund Manager, DWS International Portfolio Management GmbH and Co-Manager of the Fund.



 .  Joined the Sub-Advisor in 2000.



 .  Dr. Med., Ludwig-Maximilian-University, Munich (Germany).



 .  7 years research experience in Pharmacology and Urology, University of Essen
   (Germany).


ORGANIZATIONAL STRUCTURE

The Fund is organized as a series of an open-end investment company that is organized as a Maryland corporation. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Directors, the


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A Detailed Look at the Global Biotechnology Fund


Fund may be reorganized into a master-feeder structure. The Fund would then become a 'feeder fund' investing all of its assets in a corresponding 'Master Portfolio.' Should the Directors approve the reorganization, the Fund and its Master Portfolio would have the same investment objective.

ADMINISTRATOR

ICCC provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its NAV as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

Prices for securities owned by the Fund that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. These price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.
---------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net long-term or short-term capital gains, the Fund's policy is to distribute to shareholders substantially all of that income and capital gain at least annually.

The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Deutsche Asset Management Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.


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                               A Detailed Look at the Global Biotechnology Fund



Dividends and distributions usually have the following tax status:


Transaction             Tax Status
Income dividends        Ordinary income
-----------------------------------------------
Short-term capital gain Ordinary income
distributions*
-----------------------------------------------
Long-term capital gain  Long-term capital gain
distributions*
-----------------------------------------------
 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your individual income tax return.

In addition, the sale (including a redemption or exchange) of Fund shares is generally a taxable transaction for you:


Transaction               Tax Status
Your sale of shares owned Generally, long-term capital
more than one year        gain or losses
-------------------------------------------------------
Your sale of shares owned Generally, short-term
for one year or less      capital gain or losses
                          subject to special rules
-------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the rate of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B or C shares while you hold the shares. For investments of $1 million or more in Class A shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares, and there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's advisor or administrator may provide significant compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution and Shareholder Servicing Plans

The Fund has adopted plans under Rule 12b-1 that allow it to pay your service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter and pay for your order. You may also buy shares by contacting the


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                                      13

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A Detailed Look at the Global Biotechnology Fund


Deutsche Asset Management Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

Initial investment in Class A, B or C shares          $2,000
Subsequent investments                                $  100
IRA account, initial investment (there is no minimum
  for subsequent investments)                         $1,000
Initial investment for shareholders of other Deutsche
  Asset Management funds' Class A, B and C shares     $  500
Automatic Investment Plan, initial investment         $  250
 Weekly, semi-monthly or monthly plan subsequent
   investments                                        $  100
 Quarterly plan subsequent investments                $  250
 Semi-annual or annual plan subsequent investments    $  500
Minimum investment for qualified retirement plans
  (such as 401(k), pension or profit sharing plans)   $    0
Minimum account balance:
 Non-retirement account                               $  500
 IRA account                                          $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your service agent. Contact your service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.

Your service agent or the Service Center may require the following documents before redeeming your shares:

 . A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

 . A signature guarantee, if you are redeeming shares worth more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain a signature guarantee from most banks or service agents.

 . Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

 . Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your service agent or the Service Center for more information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.


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                               A Detailed Look at the Global Biotechnology Fund




If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.


If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:



                        Class A Sales
                     Charge as a % of
                                  Net Class B Class C
                    Offering   Amount   Sales   Sales
Amount of Purchase     Price Invested  Charge  Charge
Less than $50,000      5.50%    5.82%    None    None
------------------------------------------------------
$ 50,000-$99,999       4.50%    4.71%    None    None
------------------------------------------------------
$ 100,000-$249,999     3.50%    3.63%    None    None
------------------------------------------------------
$ 250,000-$499,999     2.50%    2.56%    None    None
------------------------------------------------------
$ 500,000-$999,999     2.00%    2.04%    None    None
------------------------------------------------------
$1,000,000 and over     None     None    None    None
------------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Right of Accumulation. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for reduced sales charges. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1)If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2)If you are exchanging an investment in Class A shares of certain Deutsche Asset Management funds for an investment in this Fund (see 'Purchases by Exchange' for a description of the conditions).

3)If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Fund's Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4)If you are buying shares in any of the following types of accounts:

  (i)A qualified retirement plan;

 (ii)A Deutsche Asset Management fund payroll savings program;

(iii)A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your service agent if you buy shares in this manner.


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A Detailed Look at the Global Biotechnology Fund



Purchases by Exchange

You may exchange Class A, B or C shares of certain Deutsche Asset Management funds for an equal dollar amount of Class A, B or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order might not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')

You may request an exchange through your service agent. Contact your service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.


 . You may make the exchange by phone, if your account has the exchange by phone feature, otherwise make the exchange by letter.


 . Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

 . If your shares are in a taxable account, you may have to pay taxes on the exchange.

 . Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                            Sales Charge as a Percentage of the
            Years             Dollar Amount Subject to Charge
            Since          (as % of the Lesser of Cost or Value)
            Purchase   Class A Shares  Class B Shares Class C Shares
            First               1.00%*          5.00%          1.00%
            ---------------------------------------------------------
            Second              1.00%*          4.00%           None
            ---------------------------------------------------------
            Third                None           3.00%           None
            ---------------------------------------------------------
            Fourth               None           3.00%           None
            ---------------------------------------------------------
            Fifth                None           2.00%           None
            ---------------------------------------------------------
            Sixth                None           1.00%           None
            ---------------------------------------------------------
            Thereafter           None            None           None
            ---------------------------------------------------------
 * You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

 . No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

 . If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

 .  If you acquired your shares through an exchange of shares of another
   Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.

 . The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1)If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.


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                                      16

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                               A Detailed Look at the Global Biotechnology Fund



2)If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3)If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4)If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

  (i)The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 (ii)Either you or your representative notifies your service agent or the Service Center that these circumstances exist.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would convert to Class A Shares. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares

 .  You may buy and sell shares of the Fund through authorized service agents.
   The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

 . The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

 . The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

 . Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

 . Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

 . The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

 . The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

 . The Fund issues share certificates only for Class A shares and only upon request.

 . You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

 .  The Fund will not accept purchase and sale orders on any day the New York
   Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

 . The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

 . Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your service agent.


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                                      17

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A Detailed Look at the Global Biotechnology Fund


  For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors or service agents involved.

 . Account Statements and Fund Reports: The Service Center or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

                               A Detailed Look at the Global Biotechnology Fund




The tables below provide a picture of the Fund's financial performance for the past fiscal period for Class A, Class B and Class C shares. The information selected reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


Financial Highlights
Class A Shares
(for a share outstanding throughout each period)
                                                                         For the Period
                                                                       March 30, 2001/1/
                                                                                through
                                                                        August 31, 2001
Per share operating performance:

Net asset value, beginning of period                                             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations

Expenses in excess of income                                                      (0.03)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies             0.64
---------------------------------------------------------------------------------------------
Total from investment operations                                                   0.61
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $10.61
---------------------------------------------------------------------------------------------
Total investment return/2/                                                         6.10%
---------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted)                                         $5,021
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                                                      (0.62)%/3/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                       1.50%/3/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                      6.39%/3/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              53%
---------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Total return excludes the effect of sales charges.
 /3/ Annualized.


--------------------------------------------------------------------------------

A Detailed Look at the Global Biotechnology Fund



Financial Highlights
Class B Shares
(for a share outstanding throughout each period)

                                                                         For the Period
                                                                       March 30, 2001/1/
                                                                                through
                                                                        August 31, 2001
Per share operating performance:

Net asset value, beginning of period                                             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations

Expenses in excess of income                                                      (0.06)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies             0.64
---------------------------------------------------------------------------------------------
Total from investment operations                                                   0.58
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $10.58
---------------------------------------------------------------------------------------------
Total investment return/2/                                                         5.80%
---------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted)                                           $382
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                                                      (1.45)%/3/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                       2.25%/3/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                      7.14%/3/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              53%
---------------------------------------------------------------------------------------------

 /1 /Commencement of operations.
 /2/ Total return excludes the effect of sales charges.
 /3/ Annualized.


--------------------------------------------------------------------------------

                               A Detailed Look at the Global Biotechnology Fund



Financial Highlights
Class C Shares
(for a share outstanding throughout each period)

                                                                         For the Period
                                                                       March 30, 2001/1/
                                                                                through
                                                                        August 31, 2001
Per share operating performance:

Net asset value, beginning of period                                             $10.00
---------------------------------------------------------------------------------------------
Income from investment operations

Expenses in excess of income                                                      (0.06)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies             0.64
---------------------------------------------------------------------------------------------
Total from investment operations                                                   0.58
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $10.58
---------------------------------------------------------------------------------------------
Total investment return/2/                                                         5.80%
---------------------------------------------------------------------------------------------
Supplemental data and ratios:

Net assets, end of period (000s omitted)                                           $279
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                                                      (1.37)%/3/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                       2.25%/3/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                      7.14%/3/
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              53%
---------------------------------------------------------------------------------------------

 /1 /Commencement of operations.
 /2/ Total Return excludes the effect of sales charges.
 /3/ Annualized.



--------------------------------------------------------------------------------

                     This page is intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 1, 2002, which has been filed electronically with the Securities and Exchange Commission ('SEC') and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

           Deutsche Asset Management Service Center
           P.O. Box 219210
           Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information on the Public Reference Room, call the SEC at 202-942-8090.


Global Biotechnology Fund
Class A Shares                           CUSIP #251555 50 4
Class B Shares                                  251555 60 3
Class C Shares                                  251554 70 2
                                         SECTPROABC (01/02)
                                                   811-8227

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION

                         DEUTSCHE INVESTORS FUNDS, INC.
                     (formerly, Flag Investors Funds, Inc.)

                            GLOBAL BIOTECHNOLOGY FUND

                                One South Street
                            Baltimore, Maryland 21202

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. A COPY OF THE PROSPECTUS MAY
      BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER
       SERVICE AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 730-1313.

            Statement of Additional Information Dated January 1, 2002
                relating to Prospectus Dated January 1, 2002 for:

                Global Biotechnology Fund Class A, B and C Shares

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION AND HISTORY .............................................. 1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS .............................. 1

INVESTMENT OBJECTIVE AND POLICIES ........................................... 29

PORTFOLIO TURNOVER .......................................................... 31

WHAT DO SHARES COST? ........................................................ 31

HOW IS THE FUND SOLD? ....................................................... 34

DISTRIBUTION AND SERVICES PLANS ............................................. 34

REDEMPTION .................................................................. 35

ACCOUNT AND SHARE INFORMATION ............................................... 36

TAX INFORMATION ............................................................. 37

WHO MANAGES AND PROVIDES SERVICES TO THE FUND? .............................. 41

ADMINISTRATOR ............................................................... 49

BROKERAGE TRANSACTIONS ...................................................... 49

CAPITAL STOCK ............................................................... 50

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING AGENT .............................. 51

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ...................................... 52

INDEPENDENT ACCOUNTANTS ..................................................... 52

LEGAL MATTERS ............................................................... 52

PERFOMANCE INFORMATION ...................................................... 52

APPENDICES ................................................................. A-1

ADDRESSES .................................................................. A-8

GENERAL INFORMATION AND HISTORY

Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the 'Corporation') is an open-end management investment company with diversified and non-diversified series. Under the rules and regulations of the Securities and Exchange Commission ('SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation is currently comprised of three funds. This Statement of Additional Information describes the Class A, Class B and Class C Shares (collectively, the 'Shares') for the Global Biotechnology Fund (the 'Fund'). The Fund is a non-diversified open-end management investment company.

Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the 'Distributor') or from Participating Dealers that offer Shares to prospective investors. The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Corporation and its business that is contained in the Registration Statement relating to the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation on behalf of the Fund, filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the '1940 Act') and its Shares under the Securities Act of 1933, as amended (the '1933 Act'). The Corporation currently offers three funds.

On December 19, 2001, the Board of Directors voted to close the Global Financial Services Fund ('Global Financial Services') and the Global Technology Fund ('Global Technology') to new investments effective December 20, 2001. The Board of Directors also voted to liquidate Global Financial Services and Global Technology at a date to be determined. Shareholders will be given at least 30 days notice prior to liquidation.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Policies
---------------------------------

The Global Biotechnology Fund invests to maximize total return. While the Fund's investment advisor and sub-advisor (together, the 'Advisors') give priority to seeking the Fund's objective, they cannot offer any assurance that the Fund will achieve its objective.

The Fund seeks to achieve its goal by investing at least 80% of its assets in equity or equity-related securities of biotechnology companies. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a 'buy and hold' investment strategy.

While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may, from time to time, also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Securities in which the Fund Invests
------------------------------------

Following is a table that indicates which types of securities are a:
   o   P = PRINCIPAL investment of the Fund;
   o   A = ACCEPTABLE (but not principal) investment of the Fund; or
   o   N = NOT AN ACCEPTABLE investment of the Fund.

------------------------------------------------------ -------------------------
                                                         Global Biotechnology
                                                                 Fund
------------------------------------------------------ -------------------------
Equity Securities
------------------------------------------------------ -------------------------
   Common Stocks                                                   P
------------------------------------------------------ -------------------------
   Initial Public Offerings (IPOs)                                 A
------------------------------------------------------ -------------------------
   Preferred Stocks                                                P
------------------------------------------------------ -------------------------
   Convertible Securities                                          A
------------------------------------------------------ -------------------------
   Private Equity                                                  A
------------------------------------------------------ -------------------------
   Stock Baskets                                                   A
------------------------------------------------------ -------------------------
   Warrants or Rights                                              A
------------------------------------------------------ -------------------------
Fixed Income Securities
------------------------------------------------------ -------------------------
     Treasury Securities                                           A
------------------------------------------------------ -------------------------
     Agency Securities                                             A
------------------------------------------------------ -------------------------
     Corporate Debt Securities                                     A
------------------------------------------------------ -------------------------
     Demand Instruments                                            A
------------------------------------------------------ -------------------------
     Insurance Contracts                                           A
------------------------------------------------------ -------------------------
     Zero Coupon Securities                                        A
------------------------------------------------------ -------------------------
     Variable Rate Securities                                      A
------------------------------------------------------ -------------------------
Short-Term Instruments
------------------------------------------------------ -------------------------
Short-Term Obligations of Sovereign Governments                    A
------------------------------------------------------ -------------------------
Short-Term Debt Securities                                         A
------------------------------------------------------ -------------------------
  Commercial Paper                                                 A
------------------------------------------------------ -------------------------
  Bank Obligations                                                 A
------------------------------------------------------ -------------------------
Foreign Securities
------------------------------------------------------ -------------------------
   Direct Investments                                              A
------------------------------------------------------ -------------------------
   American Depositary Receipts                                    P
------------------------------------------------------ -------------------------
   Global Depository Receipts                                      P
------------------------------------------------------ -------------------------
Derivative Securities
------------------------------------------------------ -------------------------
   Options                                                         A
------------------------------------------------------ -------------------------
   Options on securities indices                                   A
------------------------------------------------------ -------------------------
   Options on foreign securities indices                           A
------------------------------------------------------ -------------------------
   Foreign currency forward contracts                              A
------------------------------------------------------ -------------------------
   Futures contracts                                               A
------------------------------------------------------ -------------------------
   Futures contracts on securities indices                         A
------------------------------------------------------ -------------------------
   Warrants of futures contracts                                   A
------------------------------------------------------ -------------------------
   Options on futures contracts                                    A
------------------------------------------------------ -------------------------
   Options on Foreign Currencies                                   A
------------------------------------------------------ -------------------------
Special Transactions
------------------------------------------------------ -------------------------
   Borrowing                                                       A
------------------------------------------------------ -------------------------

------------------------------------------------------ -------------------------
   Repurchase Agreements                                           A
------------------------------------------------------ -------------------------
   Reverse Repurchase Agreements                                   A
------------------------------------------------------ -------------------------
   When-Issued or Delayed Delivery Transactions                    A
------------------------------------------------------ -------------------------
   Securities Lending                                              A
------------------------------------------------------ -------------------------
   Currency Hedges                                                 A
------------------------------------------------------ -------------------------
Investing in Securities of Other Investment Companies
------------------------------------------------------ -------------------------
   Exchange Traded Funds (ETFs)                                    A
------------------------------------------------------ -------------------------

Equity Securities

The Fund may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. As used herein, 'equity securities' include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.)

         Common Stock

         Common stocks, the most familiar type of equity securities, represent an equity (ie, ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the Shares of the Fund, and thus the value of your investment. Smaller companies are more sensitive to these factors than larger companies.

         Warrants

         The Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

         Preferred Stocks

         Preferred stock has a preference (ie, ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (ie, ranks lower) in liquidation than fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (eg, common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ('S&P') and Moody's Investors Service, Inc. ('Moody's') although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisors. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock in to which it is convertible. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Initial Public Offerings ('IPOs')

         The Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

         Stock Baskets

         The Fund may invest in stock baskets. A stock basket is a group of stocks that is formed with the intention of either being bought or sold all at once, usually to perform index arbitrage (an investment/trading strategy which exploits divergence between actual and theoretical futures prices) or a hedging program.

         Private Equity

         Private Equity is equity capital that is made available to companies or investors but not quoted on a stock market. The funds raised through private equity can be used to develop new products and technologies, to expand working capital, to make acquisitions, or to strengthen a company's balance sheet.

         Exchange Traded Funds

         The Fund may be invested in shares of Exchange Traded Funds (ETFs). ETFs are mutual funds that trade like stocks.

Fixed Income Securities

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities do not pay current interest, but are purchased at a discount from their face values. The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations or be of comparable quality to securities having such ratings, as determined by the Advisors.

The value of fixed income securities in the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund's investments in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund's investments may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund, impacting the continuous sale of its shares, will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund, while investing in fixed income securities, can generally be expected to change as general levels of interest rates fluctuate.

         Fixed Income Security Risk

         Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in fixed income securities prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund);

         and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US Government Securities (Including US Treasury Securities and Agency Securities)

         The Fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the 'full faith and credit' of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (Fannie Mae), the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         Variable rate securities are long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called 'variable rate demand notes.'

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

         The Fund may accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See the section entitled 'State and Local Taxes.'

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies.

Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing. In addition, when in the opinion of the Advisors, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments. Under normal circumstances the Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However certificates of deposit from the same credit institution may not account for more than 10% of the Fund's total assets.

         Commercial Paper

         The Fund may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical ratings organizations (eg, Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Advisors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Fund's net assets. Since the Fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

Derivative Securities

The Fund may invest in various instruments that are commonly known as 'derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or 'derived' from, a traditional security, asset or market index. Some 'derivatives' such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by segregating sufficient assets as collateral for coverage of such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be viewed as a suitable investment for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options, futures and forwards can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judge price trends incorrectly, options, futures and forwards strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options, futures and forwards positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options, futures and forwards traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are applicable investments of the Fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marking to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allow investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         All options on securities purchased or sold by the Fund will be traded on a securities exchange. The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

         The Fund may write (sell) covered call and put options, up to 20% of the net assets of the Fund, on its portfolio securities ('covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         A call option written by the Fund is 'covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

         When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the 'exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ('net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by the Fund is 'covered' when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a 'closing purchase transaction.' The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a 'closing sale transaction' which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

         The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ('protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund may not invest more than 25% of its total assets in purchased protective put options.

         The strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed 20% of its net assets. Options on securities may be purchased or written
         (sold) to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased or written (sold) by the Fund, do not exceed 10% of its net assets. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Fund, do not exceed 2% of its net assets. When an option transaction is offset by a back-to-back transaction (eg, where the Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed 'index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

         As discussed above in 'Options on Securities,' the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed above in 'Options on Securities,' the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ('protective puts'). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisors' ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code, as amended (the 'Code') for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC Options on foreign stock indices and baskets of foreign securities.

         The Fund may, to the extent allowed by federal securities laws, invest in 1) securities indices instead of investing directly in individual non-US securities and 2) OTC options on baskets of securities instead of investing directly in individual non-US securities. The Fund may also use foreign stock index options for hedging purposes.

         Futures Contracts and Options on Futures Contracts

         The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write
         (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

         The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage their exposure to changing interest rates, securities prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the price of the futures contracts and options on the value of the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisors' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ('initial margin'). Daily thereafter, the futures contract is valued and the payment of 'variation margin' may be required, and each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different value from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract may be much greater than the amount of the Fund's initial margin deposit.

         The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities held by the Fund to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could seek to accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities held by the Fund), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from the Fund's portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisors may still not result in a successful transaction.

         In addition, futures contracts entail other significant risks. Although the Advisors believe that use of such contracts will benefit the Fund, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisors believe, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

         For the purpose of hedging the Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, the Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ('exercise price'), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Warrants on Futures Contracts

         The Fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Fund's positions in options on futures and options on securities indices.

         Liquidity of Options and Futures Contracts

         There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         The Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Fund may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that the Fund will not be considered a 'commodity pool' for purposes of CFTC rules, the Fund will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Fund's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

         Asset Coverage for Futures Contracts and Options Positions

         The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets.

         As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Securities of Non-U.S. Issuers

The Fund may invest in securities of non-US issuers directly or in the form of American Depositary Receipts ('ADRs') and Global Depositary Receipts ('GDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, ADRs and GDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Fund consider an issuer to be based in a country if:
o   it is headquartered in the country; or
o   it has primary operations in the country.

         Investments in American and Global Depository Receipts

         The Fund may invest in non-US securities in the form of ADRs or GDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and GDRs, in bearer form, are designed for use in European and international securities markets. An ADR or GDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

         Region and Country Investing

         The Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Fund's investments in a particular region or country will subject the Fund (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Fund's investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. There can be no guarantee that any currency management strategies will be successful and they could result in losses that are not otherwise offset by gains in the Fund's portfolio securities.

         Currency Exchange Transactions

         Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (ie, cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Currency hedging may be important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchanges are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges may limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also may limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         Forward Currency Exchange Contracts

         A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of any hedging strategy involves risk.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         Options on Foreign Currencies

         The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

         The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund may not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to the Fund's limitation with respect to illiquid securities.

         The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. The Fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Fund. The Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Fund does not currently intend to engage in foreign currency transactions as an investment strategy. However, as discussed above, the Fund may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing or anticipated investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to identify cash or liquid securities (ie, segregate them by earmarking them) to the extent the

         Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is otherwise covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In addition, this may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on a variety of factors including the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Except as set forth above under 'Futures Contracts' and 'Options on Futures Contracts', there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as regulated investment companies for tax purposes. See the section entitled 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.

         Foreign Securities

         Investment in securities of foreign issuers involves different and additional investment risks than those affecting securities of US domestic issuers.

         The value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since the Fund's investments in foreign securities involve foreign currencies, the value of the Fund's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. As discussed above, the Fund may engage in certain currency management strategies to hedge currency risks, though there can be no guarantee that these strategies will be successful.

         Certain of the risks associated with foreign investments are heightened for investments in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the US dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Fund is invested.

         Emerging Markets

         An emerging market is commonly defined as one that experienced comparatively little industrialization or that has a relatively new stock market and a low level of quoted market capitalization.

         Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and
         (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

         The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent years. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. In the past, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market for its currency.

         In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Some markets have been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Currency

         The Advisors attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, this type of diversification will not protect the Fund against a general increase in the value of the US dollar relative to other currencies.

         Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Leverage risk may exist when the Fund purchases securities while it also has borrowed money.

         Interest Rates

         Interest rate risks apply to the Fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Credit risk is only a risk for the Fund if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as S & P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement their investment strategies.

         Risks Associated with Futures, Options and Warrants

         The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, the Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions. The ability of the Fund to close out a future, option or warrant position depends on a liquid secondary market.

         As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

         Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Other Investments and Investment Practices

         When-Issued and Delayed Delivery Securities

         The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

         At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Repurchase Agreements

         Repurchase agreements may be entered into only with a 'primary dealer' (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the 'Lender') of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time that the assets of the Fund are invested in the agreement. The rate is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Fund's Custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreement together with any other illiquid securities.

         Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into only with a 'primary dealer' (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one- third (ie, 33 1/3%) of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

         Lending of Portfolio Securities

         The Fund may lend portfolio securities to borrowers that the securities lending agent deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

         The Fund will reinvest cash collateral in securities that qualify as an acceptable investment. However, the Fund may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to the Fund and its investors.

         Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

         The following conditions will be met whenever portfolio securities of the Fund are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Fund will not lend its securities to any officer, Director, employee or other affiliate of the Corporation, the Advisors or the Distributor, unless otherwise permitted by applicable law. The Fund may lend its portfolio securities up to one-third of the value of its total assets.

         The Fund may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Fund's account to the same borrower does not exceed 10% of total net assets of the Fund.

         Investment Ratings

         The fixed income securities in which the Fund invests must be rated, at the time of purchase, investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization or be of comparable quality to securities having such ratings. The Advisors determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized statistical ratings organization. For example, Standard and Poor's assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on its assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

         Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisors wish to extend maturities in its fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, they might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the 'vote of a majority of its outstanding voting securities.' The vote of a majority of the outstanding securities of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies
-------------------------------

Under normal circumstances, the Fund will invest in at least 3 countries, including the US. The Fund invests primarily in equity and equity-related securities of companies located in the US and abroad and operating in the biotechnology industry.

Fundamental Policies

The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy of the Fund and are in addition to those described in the Fund's Prospectus, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in non-biotechnology companies. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 33 1/3% of the value of the total assets of the Fund at the time of such borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933 (the '1933 Act').

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund may (i) lend portfolio securities with a value not exceeding one-third of the Fund's total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies
-----------------------------------

8. Up to 5% of the total assets of the Fund may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

10.  Invest more than 10% of its net assets in unlisted securities and Notes;

     Up to a total of 10% of the net assets of the Fund may be invested in:

     (a) securities that are consistent with the Fund's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets;

     (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Fund, and the Note was issued by:

          o the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

          o another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to
               Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

          o other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

          o other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

          o companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

     Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by the Fund with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

PORTFOLIO TURNOVER

         Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

WHAT DO SHARES COST?

Market Values
-------------

         The Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when US trading markets close early in observance of these holidays, the Fund would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

         Securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary US business holidays on which the New York Stock

Exchange is closed. As a result, the net asset value of Fund Shares may be significantly affected on days when shareholders do not have access to the Fund.

     The Fund's net asset value per share fluctuates. The net asset value per share of each class is determined by adding the interest of such class of shares in the market value of the Fund's total assets , subtracting the interest of such class of shares in the liabilities of the Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in the Fund are determined on the basis of their market value or where market quotations are not available or are unreliable, in accordance with procedures established by and under the general supervision of the Directors, although the actual calculation may be done by others.

     Market values of portfolio securities are determined as follows:

     The fixed income portion of the Fund and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Fund's independent pricing service, such securities are priced in accordance with procedures established by and under the general supervision of the Directors although the actual calculation may be done by others, when this is appropriate. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

     The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the exchange generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisors to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors of the Fund. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Directors, although the actual calculation may be done by others.

     The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These 'late day' agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

HOW IS THE FUND SOLD?

     Under the Distributor's contract with the Fund, the Distributor (ICC Distributors, Inc.) offers Shares on a continuous, best-efforts basis. ICC Distributors, Inc. is a Delaware corporation organized in August 1995, and is the principal distributor for a number of investment companies. In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor.

Subscriptions
-------------

     Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund.

Purchasing Shares through an Investment Professional
----------------------------------------------------

     The investment professional which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge. In addition, advance payments made to an investment professional may be subject to reclaim by the Distributor for accounts transferred to the investment professional which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods.

Supplemental Payments
---------------------

         Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of the Distributor (but not out of Fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed above to investment professionals that waive all or any portion of the advance payments.

DISTRIBUTION AND SERVICES PLANS

         Under a distribution plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class A Shares, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan). Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund represented by Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by the Fund to the Distributor may not exceed an annual rate of 0.25% of Class A Shares' and 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made on Shares under the Distribution Plan.

         In addition, the Fund may enter into a Service Plan. Under the Service Plan, the Fund pays ICC Distributors, Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. ICC Distributors, Inc. determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

         Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

         As compensation for providing distribution and shareholder services to the Global Biotechnology Fund, Global Financial Services Fund and Global Technology Fund (collectively, the 'Funds'), the Funds' distributor received fees in the following amounts:

   ------------------------------------------ ----------------------------------
                                              Fiscal Year Ended August 31, 2001*
   ------------------------------------------ ------------- --------- ----------
   Fee                                        Global        Global    Global
                                              Biotechnology Financial Technology
                                                            Services
   ------------------------------------------ ------------- --------- ----------
   12b-1 Fee                                        $7,122    $6,661     $6,770
   ------------------------------------------ ------------- --------- ----------
   Shareholder Servicing Fee (Class B Shares)         $338      $278       $282
   ------------------------------------------ ------------- --------- ----------
   Shareholder Servicing Fee (Class C Shares)         $287      $290       $282
   ------------------------------------------ ------------- --------- ----------
   * These figures are for the period March 30, 2001 (the Funds' inception date) to August 31, 2001.

         The Distributor received commissions on the sale of the Funds' Class A Shares and contingent deferred sales charges on the Funds' Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

----------------------------------------- -----------------------------------------------------
                                                  For Fiscal Year Ended August 31, 2001*
----------------------------------------- ------------------------------ ----------------------
                                          Received                       Retained
----------------------------------------- ------------ ---------- ------ ------- ------- ------
Class                                     GBT**        GFS**      GT**   GBT**   GFS**   GT**
-----
----------------------------------------- ------------ ---------- ------ ------- ------- ------
Class A Commissions                       $13,221.75   $ 475.00   $ 0    $ 0     $ 0     $ 0
----------------------------------------- ------------ ---------- ------ ------- ------- ------
Class B Contingent Deferred Sales Charge  $ 0          $ 0        $ 0    $ 0     $ 0     $ 0
----------------------------------------- ------------ ---------- ------ ------- ------- ------
Class C Contingent Deferred Sales Charge  $ 0          $ 0        $ 0    $ 0     $ 0     $ 0
----------------------------------------- ------------ ---------- ------ ------- ------- ------

     *These figures are for the period March 30, 2001 (the Funds' inception date) to August 31, 2001.
     ** GBT = Global Biotechnology, GFS = Global Financial Services, and GT = Global Technology

REDEMPTION

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under 'What Do Shares Cost?,' and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

ACCOUNT AND SHARE INFORMATION

Voting Rights
-------------

         Each share of the Fund shall have equal rights with each other share of the Fund with respect to the assets of the Corporation pertaining to the Fund. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

         Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a certain class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectus). Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

         Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

         The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

         The Corporation's Articles of Incorporation provide that, at any meeting of shareholders, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

         Shareholders owning 25% or more of outstanding Shares may be deemed to have control and be able to affect the outcome of certain matters presented for a vote of shareholders.

         Interests in the Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Fund is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Fund.

         The Fund is organized as series of an open-end investment company and is organized as a Maryland corporation. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Directors, the Fund may be reorganized into a master-feeder structure. The Fund would then become a 'feeder fund' investing all of its assets in a corresponding 'Master Portfolio.' Should the Directors approve the reorganization, the Fund and its Master Portfolio would have the same investment objective.

TAX INFORMATION

Dividend Reinvestment Plan
--------------------------

         The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of dividends and to distribute net realized capital gains at least annually.

         Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

Federal Taxes
-------------

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult with their tax advisor regarding the federal, state, local and foreign tax consequences of investing in Fund Shares.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the 'Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company
-----------------------------------------------

         The Fund intends to qualify and elect to be treated as a 'regulated investment company' ('RIC') as defined under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any if its net investment income or net capital gains it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its net capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Fund Distributions
------------------

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ('net capital gains'). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholders and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of all distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in a corporation's adjusted current earnings when calculating alternative minimum taxable income.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether the gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro-rata share of any foreign taxes paid by the Fund.

Sale or Exchange of Fund Shares
-------------------------------

         The sale or exchange of Shares is generally a taxable event for the shareholder. Generally, if you hold your Shares as a capital asset, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months; otherwise the gain or loss will be short-term. For individuals, net long-term capital gains are currently taxed at a maximum rate of 20% and net short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Federal Excise Tax; Miscellaneous Considerations
------------------------------------------------

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

         Non-US investors in the Fund may be subject to US withholding and estate tax and are encouraged to consult with their tax advisor prior to investing in the Fund.

Foreign Investments
-------------------

         If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

         If the Fund invests in futures contracts, options, and certain other complex investments (including the stock of certain foreign corporations that may constitute Passive Foreign Investment Companies (PFIC)), the Fund may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character or amount of the Fund's net income. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

         If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, it intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State and Local Taxes
---------------------

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

         Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Tax Treatment of Reinvestments
------------------------------

         Generally, a reinvestment of the proceeds of a redemption of shares in the Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in the Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares and will be added to the tax basis of such shares

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

Officers and Board of Directors of the Company
----------------------------------------------

         The Directors of the Corporation and its executive officers are responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

RICHARD R. BURT, Director (2/3/47)

IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director/President (7/17/45)

Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC) and Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management Mutual Funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

JOSEPH R. HARDIMAN, Director (5/27/37)

8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Soundview Technology Group, Inc. (investment banking), Corvis Corporation, (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company) and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.) (registered investment companies), resigned 2000.

LOUIS E. LEVY, Director (11/16/32)

26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)

2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President, Duke University Investment Counsel; Principal and Chief Investment Officer, Quellos Private Capital Markets, LLC, Seattle, Washington; Founding President and Chief Executive Officer, Duke Management Company (investments); Director, Victory Funds (registered investment companies); Lead Director, National Commerce Financial Corporation (NCF) (banking); Director, RedHat, Inc. (software); and Director, Incara Pharmaceuticals. Advisory Board Member of A.M. Pappas & Associates (life sciences industry) and Ashford Capital Management; and Committee Member of North Carolina Treasurer's Office Investment Advisory Committee. Formerly, Chairman, Winston Hedged Equity Group; Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking), Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments) and Executive Vice President, Duke University (education, research and health care).

REBECCA W. RIMEL, Director (4/10/51)

The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director 10/27/26)

Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, MD 21202. Vice Chairman, Brown Investment Advisory & Trust Company (investment advisor), Director and Chairman, Virginia Hot Springs, Inc. (property management), and Director of Argonex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)

Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

AMY M. OLMERT, Secretary (5/14/63)

Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex Brown Inc.), 1997-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now
PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex Brown Inc.), 1998-1999 and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

CHARLES A. RIZZO, Treasurer (8/5/57)

Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

Directors and officers of the Corporation are also directors and officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation ('ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex ('the Fund Complex'), which includes all the funds that formerly were part of the Flag Investors Fund Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, as President of each of the funds in the Fund Complex, as well as Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Vogt, Levy, McDonald and Wadsworth serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves a Director of 22 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each of the funds, Ms. Olmert serves as Secretary of 24 funds and Mr. Hirsch serves as Assistant Secretary of 24 funds in the Fund Complex.


------------------------------
* Messrs. Semans and Hale are directors who are 'interested persons' as defined in the 1940 Act.

The Corporation does not require employees, and none of the executive officers devotes full time to the affairs of the Corporation or receives any compensation from the Fund.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

Officers of the Corporation receive no direct remuneration in such capacity from the Corporation. Officers and Directors of the Corporation who are officers or directors of ICCC or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an 'interested person' of the Corporation (as defined in the 1940
Act) (an 'Independent Director') receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended August 31, 2001, Independent Directors' fees paid attributable to the assets of the Fund totaled $42.92.

The following table shows the aggregate compensation payable to each of the Corporation's Directors by the Corporation and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses for the Corporation's fiscal year ended August 31, 2001.

                                                   Pension or      Aggregate
                                   Aggregate       Retirement    Compensation
             Name                Compensation       Benefits     Payable from
                                 Payable from      Accrued as    the Fund, and
    Position with the Fund        the Fund**      Part of Fund     the Fund
                                                    Expenses        Complex
------------------------------- ---------------- -------------- ---------------
Richard R. Burt /1, 2/               $6.74           $0 /3/          $49,500
Director

Joseph R. Hardiman /2/
Director                             $6.74           $0 /3/          $49,500

Louis E. Levy /2/                    $7.86           $0 /3/          $59,500
Director

Eugene J. McDonald /2/               $7.86           $0 /3/          $59,500
Director

Rebecca W. Rimel /2/                 $6.74           $0 /3/          $49,500
Director

Truman T. Semans*
Director                             $0              $0              $0

Richard T. Hale*
Director/ President                  $0              $0              $0

                                                   Pension or      Aggregate
                                   Aggregate       Retirement    Compensation
             Name                Compensation       Benefits     Payable from
                                 Payable from      Accrued as    the Fund, and
    Position with the Fund        the Fund**      Part of Fund     the Fund
                                                    Expenses        Complex
------------------------------- ---------------- -------------- ---------------
Carl W. Vogt /2/                     $6.74           $0 /3/          $49,500
Director

Robert H. Wadsworth /1, 2/           $6.74           $0 /3/          $49,500
Director

--------------------------
* Messrs. Hale and Semans are directors who are 'interested persons' as defined in the 1940 Act.
** These figures are for the period March 30, 2001 (the Fund's inception date) through August 31, 2001. The estimated aggregate compensation for the fiscal year ended August 31, 2002 is $ 197.68.
/1/ Messrs. Burt and Wadsworth were trustees of the original Deutsche Funds and subsequently became directors of Deutsche Investors Funds, Inc.
/2/ Of the amounts payable to Burt, Hardiman, Levy, McDonald, Rime, Vogt and Wadsworth, $0 was deferred pursuant to a deferred compensation plan.
/3/ Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the period from March 30, 2001 (the Fund's inception date) through August 31, 2001 was approximately $0.

Certain funds in the Fund Complex, but not the Funds described in this Statement of Additional Information, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation's Administrator or its respective affiliates (the 'Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of August 31, 2001 Messrs. McDonald and Levy have qualified for, but have not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at August 31, 2001 are as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.


        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------
Years of Service  Chairmen of Audit and Executive Committees  Other Participants
----------------  ------------------------------------------  ------------------

6 years                             $4,900                          $3,900

7 years                             $9,800                          $7,800

8 years                            $14,700                         $11,700

9 years                            $19,600                         $15,600

10 years or more                   $24,500                         $19,500


Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Codes of Ethics
---------------

         The Board of Directors of the Corporation has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the Advisors' Code of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Corporation's Code contains reporting requirements applicable to Independent Directors of the Corporation. Investment Company Capital Corporation ('ICCC') has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons to invest in securities that may be purchased or held by the Corporation for their own accounts, but requires compliance with the Code's preclearance requirements. In addition, the Code provides for trading 'blackout periods' that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         DWS has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS's Code permits access persons to trade securities that may be purchased or held by the Fund but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

         ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

         The Codes of the Corporation, the Advisor and Sub-Advisor are on public file with, and are available from the SEC.

Advisor and Sub-Advisor
-----------------------

         ICCC is the investment advisor. ICCC also serves as investment advisor to other funds in the Deutsche Asset Management family of funds. DWS is the investment sub-advisor. The Advisor and Sub-Advisor are indirect wholly owned subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $850 billion and 98,000 employees as of September 30, 2001, Deutsche Bank AG is one of the world's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Fund.

         DWS International Portfolio Management GmbH ("DWS International"), the Fund's sub-advisor, is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ("DeAM Europe"). DWS Investment GmbH ("DWS Investment") is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Fund are also portfolio managers for DWS Investment. DeAM Europe and its subsidiaries are known in the financial market as 'DWS Group', an Investment Group of Deutsche Bank.

         Other DWS Group entities include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DWS Group employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management. DWS Group serves as manager and/or investment advisor to more than 200 mutual funds.

         DWS Group was founded in 1956. It is one of the largest fund managers in Europe and the largest mutual fund company in Germany, holding a 23.5% share of the German mutual fund market based on assets under management as of October 31, 2001. DWS Group manages more than $ 76 billion in assets for more than 3 million investors from around the world (as of October 31, 2001). DWS Group's current senior management team has been in place since 1984 and consists of veteran investment professionals who have managed mutual funds through both bear and bull markets.

         DWS Group manages mutual funds that invest in virtually all types of securities, including equities, bonds, money markets and industry sectors. DWS Group has earned a reputation in Europe as an "innovative" mutual fund company because of its introduction of mutual funds that invest in nontraditional sectors (e.g., VentureCap Basket 25+ or New Energies Basket 25+) or seek tax-optimization, among other things. DWS Group is the first mutual fund company in either Europe or the United States to list actively managed funds - often referred to as "exchange traded funds" - on a stock exchange.

         DWS Group is part of an extensive global network of investment management-related businesses comprising Deutsche Bank's asset management and mutual funds organization. DWS Group makes use of Deutsche Bank's global investment network and global resources, including a dedicated team of sector and regional investment managers, specialists and analysts. Many of these investment managers bring to their jobs a unique blend of traditional investment management experience combined with practical, on-the-job industry experience in the industries in which they invest.

         Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having US operations, such as Deutsche Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation, but not prohibiting a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.

         Under the Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to DWS, provided that ICCC continues to supervise the performance of DWS and report thereon to the Corporation's Board of Directors. Any investment program undertaken by ICCC or DWS will at all times be subject to policies and control of the Corporation's Board of Directors. Neither ICCC nor DWS shall be liable to the Fund or its shareholders for any act or omission by ICCC or DWS or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and DWS to the Fund are not exclusive and ICCC and DWS are free to render similar services to others.

         As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows:

---------------------------------------------------------------------
                    Global Biotechnology Fund
---------------------------------------------------------------------
          Average Daily Net Assets                     Fee
--------------------------------------------- -----------------------
             First $250 million                       0.85%
--------------------------------------------- -----------------------
              Next $250 million                       0.80%
--------------------------------------------- -----------------------
       Portion exceeding $500 million                 0.75%
--------------------------------------------- -----------------------


         ICCC, in its capacity as Advisor and Administrator, has contractually agreed through December 31, 2002 to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed 1.50% of the Class A Shares' average daily net assets, 2.25% of the Class B Shares' average daily net assets and 2.25% of the Class C Shares' average daily net assets.

         As compensation for its services to the Fund, DWS is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is computed daily and paid monthly, equal to 0.50% of the average daily net assets of the Fund. From time to time, DWS may voluntarily waive a portion of its sub-advisory fees. Global Biotechnology paid ICCC advisory fees of $20,036*, for the fiscal year ending August 31, 2001. ICCC paid DWS sub-advisory fees of $11,815* for sub-advisory services to Global Biotechnology. Global Financial Services paid ICCC advisory fees of $16,598.* ICCC paid DWS sub-advisory fees of $11,071* for sub-advisory services to Global Financial Services. Global Technology paid ICCC advisory fees of $19,185.* ICCC paid DWS sub-advisory fees of $11,262* for sub-advisory services to Global Technology.

         The Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Corporation's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under 'Capital Stock'). The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

----------------------------
* These figures are for the period March 30, 2001 (the Fund's inception) through August 31, 2001.

* These figures are for the period March 30, 2001 (the Fund's inception) through August 31, 2001.

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

ADMINISTRATOR

         ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Corporation's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Corporation's Board of Directors; (d) supervise the operations of the Company's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

         Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time waive a portion of its administrative services fee.

         Global Biotechnology paid the Administrator $4,151* for administrative services for the fiscal year ended August 31, 2001. Global Financial Services paid the Administrator $3,884* for administrative services and Global Technology paid the Administrator $3,950* for administrative services.

         The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Corporation's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

         The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

BROKERAGE TRANSACTIONS

DWS is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between DWS and the broker-dealers. DWS may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its advisory affiliates and ICC Distributors.

In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal, except as may be permitted by law.

If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

DWS's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, DWS may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by DWS to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers also may be useful to DWS with clients other than the Fund. Similarly, any research services received by DWS through placement of portfolio transactions of other clients may be of value to DWS in fulfilling its obligations to the Fund. Although DWS's policies and procedures may not produce mathematical precision in the allocation of the costs of these services with respect to individual purchases and sales of securities to each account, its policies are reasonably intended to produce fairness over time such that each account will bear its proportionate share of costs to pay for such research services and benefits, consistent with DWS's duty to seek best execution and best price obtainable under the circumstances in light of DWS's overall responsibilities for all accounts under its management. In over-the-counter transactions, DWS will not pay any commission or other remuneration for research services. Subject to periodic review by the Corporation's Board of Directors, DWS is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and DWS to furnish reports and to maintain records in connection with such reviews.

The Fund is required to identify any securities of its 'regular brokers or dealers' (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year.

During the fiscal year ended August 31, 2001, DWS did not engage in directed transactions and paid no commissions because of research services.

CAPITAL STOCK

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue Shares of common stock, par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

The Corporation's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Corporation currently offers three series and the Board has designated various classes of shares for each series. This Statement of Additional Information describes: Global Biotechnology Fund Class A, B and C Shares. In the event separate series or classes are established, all Shares of the Corporation, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Corporation (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Corporation do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation. In such event, the remaining holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Corporation's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this Statement of Additional Information the term 'majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at the meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

Investors Bank & Trust Company ('IBT Co.') is custodian for the securities and cash of the Fund's assets. For the period from March 31, 2001 (the Fund's inception) through August 31, 2001, IBT Co. was paid $27,695 as compensation for providing services to the Fund. IBT Co. was paid $31,313 as compensation for providing services to Global Financial Services. IBT Co was paid $30,287 as compensation for providing services to Global Technology. Foreign instruments purchased by the Fund are held by various sub-custodial arrangements employed by IBT Co. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.66 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the period from March 30, 2001 (the Fund's inception date) through August 31, 2001, such fees totaled $22,671 for Global Biotechnology, $22,591 for Global Financial Services and $22,587 for Global Technology.

ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

             Average Daily Net Assets          Incremental Annual Accounting Fee

             0 - $10,000,000                        $25,000 (fixed fee)
             $10,000,000   -  $25,000,000                       0.080%
             $25,000,000   -  $50,000,000                       0.060%
             $50,000,000   -  $75,000,000                       0.040%
             $75,000,000   -  $100,000,000                      0.035%
             $100,000,000  -  $500,000,000                      0.017%
             $500,000,000  -  $1,000,000,000                    0.006%
             over $1,000,000,000                                0.002%

For the period from March 31, 2001 (the Fund's inception) through August 31, 2001, ICCC received accounting fees of $5,893 for Global Biotechnology, $5,533 for Global Financial Services and $5,643 for Global Technology.

In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP , 250 West Pratt Street, Baltimore, Maryland 21201, serves as independent accountants to the Corporation.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Corporation.

PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)n = ERV

         Where: P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years (1, 5 or 10)

         ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to use or submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Corporation's registration statement or the date the Fund began operations (or the later commencement of operations of a series or class).

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 400 Mid-Cap Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best of the Corporation management's knowledge and belief, the following persons held beneficially or of record 5% or more of the outstanding shares of the Fund, as of December 7, 2001*:

Name and Address                   Owned of  Beneficially     Percentage of
----------------                    Record      Owned           Ownership
                                    ------      -----           ---------
DWS Investment GmbH                               X        90% of Class A Shares

DWS Investment GmbH                               X        59% of Class B Shares

Wexford Clearing Services                         X        6% of Class B Shares

DWS Investment GmbH                               X        84% of Class C Shares

Merrill Lynch Pierce Fenner & Smith               X        8% of Class C Shares

--------------------
* As of such date, the Directors and Officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

         The financial statements for the Fund for the fiscal period ended August 31, 2001 are incorporated herein by reference to the Fund's Annual Report dated August 31, 2001, which has been filed with the SEC.

                                   APPENDIX A

STANDARD & POOR'S

Long-Term Debt Rating Definitions

AAA--The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-- A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions

Aaa--Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Considered as medium-grade obligations, (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1--A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--High quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH INC.

Long-Term Debt Rating Definitions

AAA--Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+--Exceptionally Strong Credit Quality. Regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1--(Highest Grade) Regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--Other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--Other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--Other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                   APPENDIX B

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislavia

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European countries
Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong

Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

Canada
Over-the-Counter Market

Japan
Over-the-Counter Market

South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

United States***

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

                                    ADDRESSES

Global Biotechnology Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Investment Sub-Advisor
DWS International Portfolio Management GmbH
Grueneburgweg 113-115
60323 Frankfurt am Main, Germany

Distributor
ICC Distributors, Inc.
2 Portland Square
Portland, Maine 04101

Administrator, Transfer Agent And Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

PART C.   OTHER INFORMATION.


ITEM 23.  EXHIBITS:

      (a)(i) Registrant's Articles of Incorporation, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 31, 2000.

      (a)(ii) Registrant's Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on November 2, 1998.

      (a)(iii) Registrant's Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on November 2, 1998.

      (a)(iv) Registrant's Articles of Amendment Certificate of Correction, incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on November 2, 1998.

      (a)(v) Registrant's Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's
               Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on December 30, 1999.

      (a)(vi) Registrant's Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (a)(vii) Registrant's Articles Supplementary, incorporated by reference to Post Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (b)(i) Registrant's By-Laws, incorporated by reference to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on May 23, 1997.

      (b)(ii) Registrant's Amendment #1 to the By-Laws, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 31, 2000.

      (c) Registrant's Specimen Certificate for shares of common, incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on September 1, 1998.

      (d)(i) Investment Advisory Agreement between Investment Company Capital Corp. and Registrant incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (d)(ii) Investment Sub-Advisory Agreement by and among Registrant, Investment Company Capital Corp. and DWS International Portfolio Management GmbH; +

      (e)(i) Registrant's Distributor's Contract including Exhibits A and B thereto, incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on April 13, 1998.

      (e)(ii) Registrant's Exhibit C to the Distributor's Contract, incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on November 2, 1998.

      (e)(iii) Registrant's Appendix to the Distribution Agreement; +

      (e)(iv)  Conformed copy of Mutual Funds Sales and Service Agreement; (1)

      (f)      Not applicable;

      (g)(i) Custodian Agreement between Registrant and Investors Bank and Trust Company; incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (g)(ii) Delegation Agreement between Registrant and Investors Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (h)(i)   Conformed Copy of Master Services Agreement; +

      (h)(ii) Appendices to the Master Services Agreement between Investment Company Capital Corporation and the Registrant, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (h)(iii) Letter Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (h)(iv) Expense Limitation Agreements between Registrant and Investment Company Capital Corp.; +

      (i) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; +

      (j)      Conformed copy of consent of Independent Accountants; +

      (k)      Not applicable;

      (l) Copy of investment representation letters from initial shareholders; (2)

      (m) Form of Distribution Plans, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos. 333-7008 and 811-8227) filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (n) Conformed copy of Amendments to Amended and Restated Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A (File Nos. 333-7008 and 811-8227) as filed with the Securities and Exchange Commission via EDGAR on March 30, 2001.

      (o)      Not applicable

      (p)      Codes of Ethics

          (p)(i)    Code of Ethics of Registrant; (+)
          (p)(ii)   DWS International Portfolio Management;(+)
          (p)(iv)   Deutsche Asset Management; (3)

      (q) Conformed copy of Powers of Attorney incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A (File Nos. 333-7008 and 811-

          8227) filed with the Securities and Exchange Commission via EDGAR on December 11, 2001.

- --------------------------------------------

1. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed with the Securities and Exchange Commission via EDGARon April 13, 1998. (File Nos. 333-7008 and 811-8227)

2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed with the Securities and Exchange Commission via EDGAR on September 23, 1997. (File Nos 333-7008 and 811-8227)

3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed with the Securities and Exchange Commission via EDGAR on December 29, 2000. (File Nos. 333-7008 and 811-8227)
+All exhibits will be filed herewith


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

     None

ITEM 25. INDEMNIFICATION:

Reference is made to Article EIGHT of Registrant's Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

         During the last two fiscal years, no director or officer of Investment Company Capital Corp. ("ICCC"), the Fund's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

         During the last two fiscal years, no director or officer of DWS International Portfolio Management GmbH ("DWS"), the Fund's investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and through affiliates, investment banking.

ITEM 27.    PRINCIPAL UNDERWRITER:

     (a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies:
BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc., the Deutsche Asset Management Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Deutsche Asset Management Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc. (formerly known as Flag Investors International Fund, Inc.), Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust (formerly known as Flag Investors Portfolios Trust), and Morgan Grenfell Investment Trust.


(b)
Name and Principal       Position and Offices with          Position and Offices
Business Address*        Principal Underwriters             with Registrant

John Y. Keffer           President and Director             None
David R. Keffer          Director                           None
Ronald H. Hirsch         Treasurer                          None
Nanette K. Chern         Chief Compliance Officer           None

David I. Goldstein           Secretary                               None
Benjamin L. Niles            Vice President                          None
Frederick Skillin            Assistant Treasurer                     None
Dana A. Lukens               Assistant Secretary                     None
--------------
*        Two Portland Square
         Portland, Maine  04101

(c)  Not applicable

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Deutsche Investors Funds, Inc.                     One South Street
                                                   Baltimore, MD 21202

ICC Distributors, Inc.                             Two Portland Square
(Distributor)                                      Portland, ME 04101

Investment Company Capital Corp.                   One South Street
(Advisor, Transfer Agent, Administrator,           Baltimore, MD 21202
Dividend Disbursing Agent and
Accounting Services Provider)

Investors Bank & Trust Co.                         200 Clarendon Street
(Custodian)                                        Boston, MA  02116


ITEM 29.    MANAGEMENT SERVICES:

            Not applicable

ITEM 30.    UNDERTAKINGS:

            Not applicable

     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the `1933 Act') and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, and State of Maryland on the 28th day of December, 2001.

DEUTSCHE INVESTORS FUNDS, INC.

                                       By:  /s/ Richard T. Hale*
                                            --------------------
                                            Richard T. Hale, President/Director

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Name                            Title                         Date
------------------------------------------------------------------
*/s/ Truman T. Semans           Chairman and Director         December 28, 2001
---------------------
Truman T. Semans

*/s/ Richard R. Burt            Director                      December 28, 2001
--------------------
Richard R. Burt

*/s/ Richard T. Hale            Director and President        December 28, 2001
---------------------
Richard T. Hale

*/s/ Joseph R. Hardiman         Director                      December 28, 2001
-----------------------
Joseph R. Hardiman

*/s/ Louis E. Levy              Director                      December 28, 2001
------------------
Louis E. Levy

*/s/ Eugene J. McDonald         Director                      December 28, 2001
-----------------------
Eugene J. McDonald

*/s/ Rebecca W. Rimel           Director                      December 28, 2001
---------------------
Rebecca W. Rimel

*/s/ Robert H. Wadsworth        Director                      December 28, 2001
------------------------
Robert H. Wadsworth

*/s/ Carl W. Vogt, Esq.         Director                      December 28, 2001
-----------------------
Carl W. Vogt, Esq.

 */s/ Charles A. Rizzo         Chief Financial and          December 28, 2001
 ---------------------         Accounting Officer
 Charles A. Rizzo


By:   /s/Daniel O. Hirsch
      -------------------
      Daniel O. Hirsch, Attorney-In-Fact                    December 28, 2001

* By Power of Attorney

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Complex on behalf of each Fund's Director/Trustee pursuant to a properly executed power of attorney.